UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

The McClatchy Company
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On December 1, 2009, The McClatchy Company (the Company) provided additional information to its employees regarding a retirement plan investment with Westridge Capital Management. This information has been posted on the Company's intranet website for its employees and is furnished on Exhibit 99.1 attached hereto and incorporated herein by reference.  This information is in addition to the Company’s disclosure originally included in Note 8 “Employee Benefits” in Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008, as filed with the Securities and Exchange Commission on March 3, 2009.

The information in Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number                                                      Description

99.1	Text of information posted on The McClatchy Company’s intranet website on December 1, 2009, “McClatchy Pension Plan Investment with Westridge”

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 2, 2009                                                                                           The McClatchy Company

/s/ Patrick J. Talamantes
By: Patrick J. Talamantes
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number                                                      Description

99.1	Text of information posted on The McClatchy Company’s intranet website on December 1, 2009, “McClatchy Pension Plan Investment with Westridge”